                                                                  EXHIBIT 10.42

                      SECOND AMENDMENT AND WAIVER AGREEMENT

         THIS SECOND AMENDMENT AND WAIVER AGREEMENT (this "Amendment"), dated as of January 23, 1997, is among WestPoint Stevens Inc., a Delaware corporation (the "Borrower"), NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A. and referred to herein as "NationsBank"), The Bank of New York, The First National Bank of Boston, The First National Bank of Chicago, The Nippon Credit Bank, Ltd., Wachovia Bank of Georgia, N.A., SunTrust Bank, Atlanta (formerly known as Trust Company Bank), AmSouth Bank of Alabama, and ABN AMRO Bank, N.V. (collectively, the "Banks"), and NationsBank in its capacities as the administrative agent for the Banks (the "Administrative Agent" or the "Agent") and as trustee ("Trustee") for the Secured Parties (as hereafter defined).

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Amended and Restated Credit Agreement, dated as of November 23, 1994, as amended by that certain Amendment Agreement dated as of December 4, 1995 (the "Existing Credit Agreement"), among the parties hereto, the Banks have agreed to make loans to the Borrower;

         WHEREAS, the Borrower, the Banks and the Agent desire to make certain additional amendments to the Existing Credit Agreement;

         NOW, THEREFORE, based upon the foregoing, and for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Amended Collateral Trust Agreement" means the Existing Collateral Trust Agreement as amended hereby.

         "Amended Credit Agreement" means the Existing Credit Agreement as amended hereby.

         "Amendment Effective Date" is defined in Subpart 4.1.

         "Borrower Subsidiaries" means each of the Subsidiaries of the Borrower.

         "Existing Collateral Trust Agreement" means that certain Amended and Restated Collateral Trust Agreement, dated as of November 23, 1994, by and among the Borrower, each of the Borrower Subsidiaries, the Trustee, each of the Lenders, and IBJ Schroder Bank & Trust Company in its capacity as Stevens Indenture Trustee.

         "Trustee" means NationsBank, not in its individual capacity but in its capacity as trustee for the Secured Parties (as defined in the Existing Collateral Trust Agreement).



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         SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SUBPART 2.1 Amendments to the Introduction. The first paragraph of the Existing Credit Agreement is amended to read in its entirety as follows:

                  This Amended and Restated Credit Agreement, dated as of November 23, 1994, as amended as of December 4, 1995 pursuant to that certain Amendment Agreement, and as further amended as of January 23, 1997 pursuant to that certain Second Amendment and Waiver Agreement, is entered into by and among WestPoint Stevens Inc., a Delaware corporation (the "Borrower"), NationsBank, N.A. (formerly known as NationsBank of North Carolina, N.A. and referred to herein as "NationsBank"), The Bank of New York, The First National Bank of Boston, The First National Bank of Chicago, The Nippon Credit Bank, Ltd., Wachovia Bank of Georgia, N.A., SunTrust Bank, Atlanta (formerly known as Trust Company Bank) (collectively, other than NationsBank, the "Co-Agent Banks"), AmSouth Bank of Alabama, ABN AMRO Bank, N.V. and any other lending institutions, if any, listed on the signature pages hereof (together with NationsBank, the Co-Agent Banks and any Assignee (as hereinafter defined) pursuant to the terms of this Agreement, collectively, "Banks" and each individually, a "Bank"), and NationsBank, as the administrative agent for the Banks (the "Administrative Agent" or the "Agent").


         SUBPART 2.2 New Definitions Added to Article I. Article I of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate places, the following definitions:

                  "Dollar Amount" means (a) with respect to Dollars or an amount denominated in Dollars, such amount, and (b) with respect to an amount of Pounds Sterling or an amount denominated in Pounds Sterling, the Dollar Equivalent of such amount on the date of determination thereof.

                  "Dollar Equivalent" means, on any date, with respect to an amount denominated in Pounds Sterling, the amount of Dollars into which the Agent could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Pounds Sterling at its spot rate of exchange (inclusive of all reasonable related costs of conversion) applicable to the relevant transaction at or about 10:00 A.M., Charlotte, North Carolina time, on such date.

                  "European Borrowers" means collectively WestPoint Stevens UK and Flower.

                  "Flower" means P.J. Flower & Co. Limited, an English corporation and a wholly-owned subsidiary of WestPoint Stevens (UK).



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                  "Foreign Currency Committed Amount" has the meaning ascribed to such term in Section 2.1(a) of the Foreign Currency Credit
         Agreement.

                  "Foreign Currency Credit Agreement" means that certain Credit Agreement dated as of January 23, 1997 by and among WestPoint Stevens
         (UK), Flower, the Borrower as guarantor, NationsBank as agent, and the Banks, pursuant to which the Banks have agreed to make revolving credit and letter of credit facilities available to the European Borrowers.

                  "Foreign Currency Loan Reserve" means, as of the date of any determination thereof from time to time, an amount equal to the Dollar Amount of the sum of (i) the outstanding principal balances of Foreign Currency Loans and (ii) the Foreign Currency LOC Obligations, as such terms are defined in the Foreign Currency Credit Agreement.

                  "Second Amendment Agreement" means that Second Amendment and Waiver Agreement to this Credit Agreement, dated as of January 23, 1997, among the Borrower, the Agent and the Banks, amending this Agreement as then in effect.

                  "WestPoint Stevens (UK)" means WestPoint Stevens (UK) Limited, an English corporation and a wholly-owned subsidiary of the Borrower.


         SUBPART 2.3 Amendment of the Definition of "Loan Documents." Article I is further amended by deleting in its entirety the existing definition of "Loan Documents" and replacing it, in the appropriate alphabetical place, with the following new definition:

                  "Loan Documents" means, collectively this Agreement, the Notes, the Collateral Trust Agreement, the other Collateral Documents, the Letters of Credit, the Applications/Notices, and the Foreign Currency Credit Agreement, as the same may be amended, modified, supplemented or restated from time to time.

         SUBPART 2.4 Amendment of the Definition of "Secondary Borrowing Base".
Article I is further amended by deleting in its entirety the existing definition of "Secondary Borrowing Base" and replacing it, in the appropriate alphabetical place, with the following new definition:

                  "Secondary Borrowing Base" means the amount equal to (i) 50% of Eligible Inventory less (ii) the sum of (a) the Alamac Reserve and
         (b) the Foreign Currency Loan Reserve.

         SUBPART 2.5 Amendment to Section 3.4(a). Section 3.4(a) is amended in its entirety so that such Section now reads as follows:

         (a) The Borrower shall pay to the Administrative Agent for pro rata distribution to each Bank (based on its Revolver Pro Rata Share) a commitment fee (collectively, the "Commitment Fees") for the period commencing on the Initial Borrowing Date to and including the Revolver Termination Date computed at a rate equal to 3/8 of 1% per annum of the difference between (i) the average daily amount of Revolving Loan Commitments and (ii) the sum of the average daily outstanding principal amount of the Revolving Loans and the average daily aggregate amount available for drawing under all outstanding Letters of Credit; provided, however, for purposes of this subparagraph (ii), Swing Line Loans shall not be counted as outstanding Revolving Loans. For the avoidance of any doubt, in the calculation of the amount



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of Commitment Fees owing by the Borrower to the Banks, the amount of the Alamac
Reserve and the Foreign Currency Loan Reserve shall not be counted as outstanding Revolving Loans or otherwise affect or reduce the amount of Commitment Fees owing by the Borrower to the Banks hereunder.

         SUBPART 2.6 Amendments to Section 9.8(c). Section 9.8(c) is amended in its entirety so that such Section now reads as follows:

                (c) Subject to paragraph (f) of this Section 9.8, any Bank may at any time assign to one or more banks or other entities ("Assignees") all or any part of its Credit Exposure, provided that (i) unless assigned to an Affiliate of such Bank or another Bank, it assigns all of its Credit Exposure or a portion of its Credit Exposure in an amount not less than $10,000,000 (calculated treating Revolving Loans and participating interests in Letters of Credit as not being in addition to the Revolving Loan Commitments), (ii) after such assignment, such Bank and its Affiliates continue to hold at least $10,000,000 (calculated treating Revolving Loans and participating interests in Letters of Credit as not being in addition to the Revolving Loan Commitments) of Credit Exposure or have reduced their Credit Exposure to $0, (iii) each Bank must sell and each Assignee must purchase an identical percentage interest in the Primary Revolving Loan Credit Exposure and the Secondary Revolving Loan Credit Exposure, (iv) simultaneously with the sale of its Credit Exposure or any portion of its Credit Exposure to any Assignee, each Bank must sell, to the same such Assignee, the same percentage in its share of the Revolving Committed Amount under the Alamac Credit Agreement (as such term is defined therein) as the percentage of its Credit Exposure which it assigns hereunder, to such Assignee, (v)simultaneously with the sale of its Credit Exposure or any portion of its Credit Exposure to any Assignee, each Bank must sell, to the same such Assignee, the same percentage in its share of the Foreign Currency Committed Amount as the percentage of its Credit Exposure which it assigns hereunder, to such Assignee, and (vi) any Assignee, other than an Affiliate of such Bank or another Bank, must be reasonably acceptable to the Administrative Agent and the Borrower. Such acceptance shall not be unreasonably delayed or withheld and, in the case of the Borrower, such acceptance shall be deemed to have occurred unless the Borrower gives the Administrative Agent notice of its objection to such Assignee within 24 hours after the Administrative Agent sends the Borrower notice of the assignment pursuant to the next sentence. In the event of any assignment, the assignor Bank shall give notice to the Administrative Agent, the Administrative Agent shall send notice of the same by telecopy to the Borrower, and the assignor Bank shall deliver to the Administrative Agent, for its acceptance and recording in its records, an assignment agreement substantially in the form of Exhibit 9.8 hereto, together with a processing and recordation fee of $3,000 (or if the Assignee is a Bank, $1,500); provided that in the case of any assignment pursuant to Section 2.9(e) the Assignee shall pay such processing and recording fee, and, notwithstanding any provision of this Agreement to the contrary, the Borrower shall not be required to pay any such processing and recording fee under any circumstances. Within five (5) Business Days of receipt thereof, the Administrative Agent shall, if such assignment agreement has been fully executed by the Assignee and the assignor Bank and completed and is in substantially the form of Exhibit 9.8 hereto, execute such assignment agreement and, as agent for the Borrower for the sole purpose of maintaining a register (the "Register") on which it enters the Credit Exposure of each Bank hereunder, record such assignment in the Register. No assignment shall be effective unless it has been recorded on the Register as provided in this Section 9.8(c). The Borrower, the Administrative Agent and the Banks shall treat each Bank for which Credit Exposure is recorded on the Register as the holder of such Credit Exposure for all purposes of this Agreement notwithstanding notice to the contrary. Notwithstanding the foregoing, the failure of the Administrative Agent to make such recording in


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

         respect of an assignment pursuant to this Section 9.8(c) or any error with respect to such recording shall not limit or otherwise affect the obligations of the Borrower hereunder nor shall such failure or error affect the rights of the Borrower hereunder or under applicable law. The Borrower, the Banks, and the Administrative Agent agree that to the extent of any assignment, the Assignee shall be deemed to have the same rights and benefits with respect to the Borrower under this Agreement and the same rights of set-off and obligation to share pursuant to Section 9.6 as it would have had if it were a Bank that was an original signatory to this Agreement, provided that the Borrower, the Banks and the Administrative Agent shall be entitled to continue to deal solely and directly with the assignor Bank in connection with the interests so assigned to the Assignee until the assignment agreement and any required fee, as described above, shall have been delivered to the Administrative Agent by the assignor Bank and the Assignee and the assignment shall have become effective as described above. Upon the assignment of Credit Exposure provided for hereby, the assignor Bank shall be relieved of its obligations hereunder to the extent of such assignment. Upon receipt of any Note representing Credit Exposure assigned pursuant to this Section 9.8(c), the Borrower agrees to issue a new Note for such Credit Exposure payable to the Assignee (or its registered assigns) and a new Note for any unassigned portion of such Credit Exposure to the assignor Bank (or its registered assigns).

                                    PART III
                 AGREEMENTS AFFECTING COLLATERAL TRUST AGREEMENT

SUBPART 3.1. Amendment to Definitions of Collateral Trust Agreement. Effective on (and subject to the occurrence of ) the Amendment Effective Date, the Existing Collateral Trust Agreement is hereby amended in accordance with this Subpart 3.1. Except as so amended, and subject to the waivers contained in Subpart 3.2 hereof, the Existing Collateral Trust Agreement shall continue in full force and effect.

         SUBPART 3.1.1. Amendment to Definition of "Debt Instruments." Section 1.1(a) of the Existing Collateral Trust Agreement is amended by deleting in its entirety the existing definition of "Debt Instruments" and replacing it, in the appropriate alphabetical place, with the following new definition:

                 "Debt Instruments" means (i) the Restated Credit Agreement, any notes issued pursuant thereto and the other agreements, documents and instruments executed in connection therewith, and any amendments, supplements, or restatements thereof, including, without limitation, the Restated Guaranties, the Foreign Currency Credit Agreement and the notes issued pursuant thereto, and liabilities of up to $10,000,000 outstanding at any time under interest rate swap agreements with Banks permitted by the Restated Credit Agreement, and (ii) the Stevens Indenture, the Stevens Debentures and the other documents and instruments executed in connection therewith.


         SUBPART 3.2. Limited Waiver of Requirements of Section 2.2(b) and (c) of Collateral Trust Agreement. Effective on (and subject to the occurrence of ) the Amendment Effective Date, the Banks, which in the aggregate constitute the Required Secured Parties as defined in the Existing Collateral Trust Agreement, hereby waive the Borrower's compliance with Section 2.2(b) and (c) of the Existing Collateral Trust Agreement to the limited extent that such provisions
(i) would otherwise require the Borrower to pledge to the Trustee the capital stock of WestPoint Stevens (UK); (ii) would otherwise require WestPoint Stevens
(UK) to pledge to the Trustee the capital stock of Flower; (iii) would otherwise require WestPoint Stevens (UK) and Flower to guaranty the Secured Debt; and (iv) would otherwise require WestPoint



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

Stevens (UK) and Flower to grant liens and security interests on their respective assets in favor of the Trustee to secure the Secured Debt. Such waiver is effective only with respect to Flower and WestPoint Stevens (UK) and does not relate to any other application, prospective or otherwise, of the requirements of such Section.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 4.1. Amendment Effective Date. This Amendment shall be and become effective on such date (the "Amendment Effective Date") when all of the conditions set forth in this Subpart 4.1 shall have been satisfied, and thereafter, this Amendment shall be known, and may be referred to, as the "Amendment Agreement."

         SUBPART 4.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendment, each of which shall have been duly executed on behalf of the Borrower, the Agent and each Bank.

         SUBPART 4.1.2. Certified Resolutions. The Agent shall have received resolutions of the Board of Directors of the Borrower authorizing this Amendment, such resolutions to be certified by the Secretary or Assistant Secretary of the Borrower.

         SUBPART 4.1.3. Closing Certificate. The Agent shall have received a certificate from the Borrower certifying that (i) no Default or Event of Default exists as of the Amendment Effective Date, and (ii) the representations and warranties of the Borrower made in or pursuant to the Loan Documents are true in all material respects on and as of the Amendment Effective Date.

         SUBPART 4.1.4. Trustee Certificates. In accordance with Section 11.1 of the Existing Collateral Trust Agreement, the Trustee shall have received a certificate executed by the president or any vice president of the Borrower to the effect that the amendments to the Existing Collateral Trust Agreement effected by this Amendment will not result in a breach of any provision or covenant contained in the Restated Credit Agreement.

         SUBPART 4.1.5. Documentation. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Agent. In addition, the Agent shall have received such other agreements, documents or instruments (including legal opinions) as it may from time to time reasonably request.

         SUBPART 4.2 Acknowledgement and Agreement of Borrower Subsidiaries. Each of the undersigned Borrower Subsidiaries, as parties to the Restated Guaranties and the Collateral Documents, hereby (a) acknowledge, agree to, and join in the execution and delivery of this Amendment, including without limitation the amendment of the Existing Collateral Trust Agreement effected hereby, and confirm and agree that the Restated Guaranties and the Collateral Documents are, and shall continue to be, in full force and effect except as amended hereby; (b) ratify and confirm in all respects their respective obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in the Collateral Documents and the Restated Guaranties to the "Restated Credit Agreement,"



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"thereunder," "thereof" or words of like import referring to the Existing Credit
Agreement (as defined in this Amendment) shall mean the Amended Credit Agreement (as defined in this Amendment), and all references to the Collateral Trust Agreement, "thereunder," thereof," or words of like import referring to the Collateral Trust Agreement shall mean the Amended Collateral Trust Agreement (as defined in this Amendment).

                                     PART V
                                  MISCELLANEOUS

         SUBPART 5.1 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

         SUBPART 5.2 Instrument Pursuant to Existing Credit Agreement. This Amendment is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

         SUBPART 5.3 Primary Subsidiaries. The Borrower, the Lenders, and the Agent acknowledge and agree that each of the European Borrowers constitutes a "Primary Subsidiary" within the meaning of the Amended Credit Agreement.

         SUBPART 5.4 Notes and Loan Documents. The Borrower hereby confirms and agrees that the Notes and the other Loan Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment, all references in each Note and each other Loan Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

         SUBPART 5.5 Counterparts, Effectiveness, Etc. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SUBPART 5.6 Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SUBPART 5.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the day and year first above written.

                                       WESTPOINT STEVENS INC.
ATTEST:

By                                     By
  -----------------------------          -----------------------------------

Title                                  Title
     --------------------------             --------------------------------


                                       NATIONSBANK, N.A.,
                                       in its individual capacity, as Agent
                                       and as Trustee


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       THE BANK OF NEW YORK


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------



                              [Signatures Continue]

                                       THE NIPPON CREDIT BANK, LTD.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       WACHOVIA BANK OF GEORGIA, N.A.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       SUNTRUST BANK, ATLANTA


                                       By
                                         ----------------------------------

                                       Title:  Vice President


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       AMSOUTH BANK OF ALABAMA


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       ABN AMRO BANK, N.V.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                              [Signatures Continue]


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


BORROWER SUBSIDIARIES:                 ALAMAC KNIT FABRICS, INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       WESTPOINT STEVENS STORES, INC.
                                       (formerly known as WestPoint Pepperell
                                        Stores, Inc.)


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       J.P. STEVENS & CO., INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       WESTPOINT-PEPPERELL ENTERPRISES, INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       J.P. STEVENS ENTERPRISES, INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------



                              [Signatures Continue]

                                       WESTPOINT STEVENS (CANADA) LTD.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       ALAMAC HOLDINGS INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       AIH INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       ALAMAC ENTERPRISES INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------


                                       ALAMAC SUB HOLDINGS INC.


                                       By
                                         ----------------------------------

                                       Title
                                            -------------------------------